                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Auspex Systems, Inc.            CASE NO.           03-52596MSJ

                                        CHAPTER 11
                                        MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:      08/23/03                PETITION DATE:         04/22/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). ____

       Dollars reported in  $1

                                                     END OF CURRENT      END OF PRIOR          AS OF PETITION
2.     ASSET AND LIABILITY STRUCTURE                     MONTH               MONTH                FILING
                                                      ----------           ----------           ----------
       a. Current Assets                              $9,181,315           $9,471,598
                                                      ----------           ----------
       b. Total Assets                                $9,379,348           $9,799,631           $        0
                                                      ----------           ----------           ----------
       c. Current Liabilities                         $  113,806           $  111,674
                                                      ----------           ----------
       d. Total Liabilities                           $2,698,597           $2,696,465           $        0
                                                      ----------           ----------           ----------

3.     STATEMENT OF CASH RECEIPTS &                                                              CUMULATIVE
       DISBURSEMENTS FOR MONTH                       CURRENT MONTH         PRIOR MONTH         (CASE TO DATE)
                                                      -----------          -----------          -----------
       a. Total Receipts                              $   544,232          $   140,660          $ 2,262,636
                                                      -----------          -----------          -----------
       b. Total Disbursements                         $   353,944          $   325,408          $ 2,287,207
                                                      -----------          -----------          -----------
       c. Excess (Deficiency) of Receipts
          Over Disbursements (a - b)                  $   190,288          ($  184,748)         ($   24,571)
                                                      -----------          -----------          -----------
       d. Cash Balance Beginning of Month             $   120,141          $   304,889          $   335,000
                                                      -----------          -----------          -----------
       e. Cash Balance End of Month (c + d)           $   310,429          $   120,141          $   310,429
                                                      -----------          -----------          -----------

                                                                                                CUMULATIVE
                                                     CURRENT MONTH         PRIOR MONTH         (CASE TO DATE)
                                                      -----------          -----------          -----------
4.     PROFIT/(LOSS) FROM THE STATEMENT OF            ($  422,415)         ($  987,999)
       OPERATIONS                                     -----------          -----------          -----------

5.     ACCOUNT RECEIVABLES (PRE AND POST              $ 8,649,542          $ 8,978,692
       PETITION)                                      -----------          -----------

6.     POST-PETITION LIABILITIES                      $   113,806          $   111,674
                                                      -----------          -----------

7.     PAST DUE POST-PETITION ACCOUNT
       PAYABLES (OVER 30 DAYS)                        $         0          $         0
                                                      -----------          -----------

AT THE END OF THIS REPORTING MONTH:                                  YES                       NO
                                                               ----------------         ----------------
8.     Have any payments been made on pre-petition debt,                                        X
       other than payments in the normal                       ----------------         ----------------
       course to secured creditors or lessors? (if yes,
       attach listing including date of
       payment, amount of payment and name
       of payee)

9.     Have any payments been made to professionals? (if                                        X
       yes, attach listing including date of                   ----------------         ----------------
       payment, amount of payment and name
       of payee)

10.    If the answer is yes to 8 or 9, were all such
       payments approved by the court?                         ----------------         ----------------

11.    Have any payments been made to officers, insiders,                                       X
       shareholders, relatives? (if yes,                       ----------------         ----------------
       attach listing including date of payment, amount and
       reason for payment, and name of payee)

12.    Is the estate insured for replacement cost of                  X
       assets and for general liability?                                                ----------------

13.    Are a plan and disclosure statement                            X
       on file?                                                ----------------         ----------------

14.    Was there any post-petition                                                              X
       borrowing during this reporting                         ----------------         ----------------
       period?

15. Check if paid: Post-petition taxes ___ ; U.S. Trustee Quarterly Fees X ; Check if filing is current for: Post-petition tax reporting and tax returns: ___.

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
      ----------------------             ---------------------------------------
                                         Responsible Individual

                            STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/23/03

            CURRENT MONTH
---------------------------------------
                                                                                                           CUMULATIVE    NEXT MONTH
  ACTUAL      FORECAST       VARIANCE                                                                    (CASE TO DATE)   FORECAST
-----------  -----------    -----------                                                                    -----------   -----------
                                                     REVENUES:

         $0                          $0          1    Gross Sales                                             $480,214
-----------  -----------    -----------                                                                    -----------   -----------
         $0                          $0          2    less: Sales Returns & Allowances                         $75,000
-----------  -----------    -----------                                                                    -----------   -----------
         $0           $0             $0          3     Net Sales                                              $405,214            $0
-----------  -----------    -----------                                                                    -----------   -----------
         $0                          $0          4    less: Cost of Goods Sold (Schedule 'B')               $1,190,343
-----------  -----------    -----------                                                                    -----------   -----------
         $0           $0             $0          5    Gross Profit                                           ($785,129)           $0
-----------  -----------    -----------                                                                    -----------   -----------
                                     $0          6    Interest
-----------  -----------    -----------                                                                    -----------   -----------
                                     $0          7   Other Income:
-----------  -----------    -----------                              --------------------------------      -----------   -----------
                                     $0          8
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
         $0                          $0          9   Deferred Service Revenue Amortization                    $992,463
-----------  -----------    -----------                                                                    -----------   -----------
         $0           $0             $0         10       TOTAL REVENUES                                       $207,334            $0
-----------  -----------    -----------                                                                    -----------   -----------

                                                     EXPENSES:

         $0                          $0         11    Compensation to Owner(s)/Officer(s)                     $101,921
-----------  -----------    -----------                                                                    -----------   -----------
    $48,893                    ($48,893)        12    Salaries                                                $813,532
-----------  -----------    -----------                                                                    -----------   -----------
         $0                          $0         13    Commissions                                               $9,865
-----------  -----------    -----------                                                                    -----------   -----------
                                     $0         14    Contract Labor
-----------  -----------    -----------                                                                    -----------   -----------
                                                      Rent/Lease:

                                     $0         15       Personal Property
-----------  -----------    -----------                                                                    -----------   -----------
    $81,087                    ($81,087)        16       Real Property                                        $521,339
-----------  -----------    -----------                                                                    -----------   -----------
    $22,325                    ($22,325)        17    Insurance                                               $240,583
-----------  -----------    -----------                                                                    -----------   -----------
    $80,000                    ($80,000)        18    Management Fees                                         $240,000
-----------  -----------    -----------                                                                    -----------   -----------
         $0                          $0         19    Depreciation                                            $547,988
-----------  -----------    -----------                                                                    -----------   -----------
                                                      Taxes:

     $2,803                     ($2,803)        20       Employer Payroll Taxes                                $48,458
-----------  -----------    -----------                                                                    -----------   -----------
         $0                          $0         21       Real Property Taxes                                   $37,799
-----------  -----------    -----------                                                                    -----------   -----------
    $20,518                    ($20,518)        22       Other Taxes                                           $49,726
-----------  -----------    -----------                                                                    -----------   -----------
       $226                       ($226)        23    Other Selling                                             $9,975
-----------  -----------    -----------                                                                    -----------   -----------
     $6,143                     ($6,143)        24    Other Administrative                                     $10,287
-----------  -----------    -----------                                                                    -----------   -----------
                                     $0         25    Interest
-----------  -----------    -----------                                                                    -----------   -----------
       $964                       ($964)        26    Other Expenses: Postage & Freight                        $21,085
-----------  -----------    -----------                               -------------------------------      -----------   -----------
    $21,868                    ($21,868)        27   Telephone/Utilities                                      $172,352
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
         $0                          $0         28   Janitorial                                                $33,263
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
         $0                          $0         29   Security                                                   $2,043
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
     $2,522                     ($2,522)        30   Equipment Maint/Repair                                     $8,306
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
         $0                          $0         31   Less: Service Costs Classified in COGS                  ($318,056)
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
         $0                          $0         32   Less: Manufacturing Costs Classified in COGS             ($44,342)
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
       $995                       ($995)        33   Misc                                                       $9,060
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
    $18,162                    ($18,162)        34   Outside Services for Customer Service                    $143,309
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
   $306,506           $0      ($306,506)        35       TOTAL EXPENSES                                     $2,658,493            $0
-----------  -----------    -----------                                                                    -----------   -----------
  ($306,506)          $0      ($306,506)        36   SUBTOTAL                                              ($2,451,159)           $0
-----------  -----------    -----------                                                                    -----------   -----------
                                                     REORGANIZATION ITEMS:

   ($39,183)A                   $39,183         37    Professional Fees                              A       ($194,716)
-----------  -----------    -----------                                                                    -----------   -----------
                                     $0         38    Provisions for Rejected Executory Contracts
-----------  -----------    -----------                                                                    -----------   -----------
        $75                         $75         39    Interest Earned on Accumulated Cash from                    $244
-----------  -----------    -----------               Resulting Chp 11 Case                                -----------   -----------
    $41,631 C                   $41,631         40    Gain or (Loss) from Sale of Equipment          C      $6,522,264
-----------  -----------    -----------                                                                    -----------   -----------
         $0                          $0         41    U.S. Trustee Quarterly Fees                              ($5,000)
-----------  -----------    -----------                                                                    -----------   -----------
  ($118,432)B                  $118,432         42   Restructuring Balance Sheet for BK              B    ($11,199,961)
-----------  -----------    -----------              ------------------------------------------------      -----------   -----------
  ($115,909)          $0      ($115,909)        43       TOTAL REORGANIZATION ITEMS                        ($4,877,169)           $0
-----------  -----------    -----------                                                                    -----------   -----------
  ($422,415)          $0      ($422,415)        44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES        ($7,328,328)           $0
-----------  -----------    -----------                                                                    -----------   -----------
                                     $0         45   Federal & State Income Taxes
-----------  -----------    -----------                                                                    -----------   -----------
  ($422,415)          $0      ($422,415)        46   NET PROFIT (LOSS)                                     ($7,328,328)           $0
===========  ===========    ===========                                                                    ===========   ===========

A. These amounts represent amortization of prepaid expenses in conformity with GAAP accrual accounting.

B. Balance sheet clean up. Primarily represents clean up of Intercompany A/R of our International subsidiaries.

C. Proceeds from sale of intellectual property ($8.975 mil) and service business ($280k) netted against fixed asset write-off and deferred revenue transferred.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 08/23/03

ASSETS

                                                  FROM SCHEDULES    MARKET VALUE
                                                  --------------    ------------
     CURRENT ASSETS
1       Cash and cash equivalents - unrestricted                    $    252,194
                                                                    ------------
2       Cash and cash equivalents - restricted                      $     58,235
                                                                    ------------
3       Accounts receivable (net)                       A           $  8,649,542
                                                                    ------------
4       Inventory                                       B           $          0
                                                                    ------------
5       Prepaid expenses                                            $    221,344
                                                                    ------------
6       Professional retainers                                      $          0
                                                                    ------------
7       Other:__________________________________
                                                                    ------------
8       ________________________________________
                                                                    ------------
9          TOTAL CURRENT ASSETS                                     $  9,181,315

     PROPERTY AND EQUIPMENT (MARKET VALUE)
10      Real property                                   C           $          0
                                                                    ------------
11      Machinery and equipment                         D           $          0
                                                                    ------------
12      Furniture and fixtures                          D           $          0
                                                                    ------------
13      Office equipment                                D           $          0
                                                                    ------------
14      Leasehold improvements                          D           $          0
                                                                    ------------
15      Vehicles                                        D           $          0
                                                                    ------------
16      Other:__________________________________        D
                                                                    ------------
17      ________________________________________        D
                                                                    ------------
18      ________________________________________        D
                                                                    ------------
19      ________________________________________        D
                                                                    ------------
20      ________________________________________        D
                                                                    ------------
21         TOTAL PROPERTY AND EQUIPMENT                             $          0
                                                                    ------------

     OTHER ASSETS

22      Loans to shareholders
                                                                    ------------
23      Loans to affiliates
                                                                    ------------
24      Long Term Deposits -                                        $    198,033
                                                                    ------------
        2800 Scott Blvd facility & Other

25        Sales Offices
                                                                    ------------
26      ________________________________________
                                                                    ------------
27      ________________________________________
                                                                    ------------
28         TOTAL OTHER ASSETS                                       $    198,033
                                                                    ------------
29         TOTAL ASSETS                                             $  9,379,348
                                                                    ============

NOTE:

$8.6 million in accounts receivable represents cash held by Cooley Godward, LLP from sale of intellectual property and service business.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


LIABILITIES FROM SCHEDULES

   POST-PETITION

     CURRENT LIABILITIES

30      Salaries and wages                                          $     24,343
                                                                    ------------
31      Payroll taxes                                               $        333
                                                                    ------------
32      Real and personal property taxes                            $          0
                                                                    ------------
33      Income taxes                                                $          0
                                                                    ------------
34      Sales taxes                                                 $          0
                                                                    ------------
35      Notes payable (short term)
                                                                    ------------
36      Accounts payable (trade)                        A           $     76,743
                                                                    ------------
37      Real property lease arrearage                               $          0
                                                                    ------------
38      Personal property lease arrearage                           $          0
                                                                    ------------
39      Accrued professional fees                                   $          0
                                                                    ------------
40      Current portion of long-term
           post-petition debt (due within 12
           months)                                                  $          0
                                                                    ------------
41      Other:__________________________________                    $          0
                                                                    ------------
42      Warranty________________________________                    $      9,750
                                                                    ------------
43      Misc____________________________________                    $      2,637
                                                                    ------------
44      TOTAL CURRENT LIABILITIES                                   $    113,806
                                                                    ------------
45   LONG-TERM POST-PETITION DEBT, NET OF
       CURRENT PORTION
                                                                    ------------
46      TOTAL POST-PETITION LIABILITIES                             $    113,806
                                                                    ------------
  PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
                                                                    ------------
47      Secured claims                                  F           $          0
                                                                    ------------
48      Priority unsecured claims                       F           $     54,368
                                                                    ------------
49      General unsecured claims                        F           $  2,530,423
                                                                    ------------
50      TOTAL PRE-PETITION LIABILITIES                              $  2,584,791
                                                                    ------------
51      TOTAL LIABILITIES                                           $  2,698,597
                                                                    ------------
EQUITY (DEFICIT)
                                                                    ------------
52      Retained Earnings/(Deficit) at time of
           filing                                                  ($201,251,104)
                                                                    ------------
53      Capital Stock 120,000,000 shares
           authorized, 45,854,703 issued &
           outstanding                                              $     45,855
                                                                    ------------
54      Additional paid-in capital                                  $215,214,328
                                                                    ------------
55      Cumulative profit/(loss) since filing of
           case                                                    ($  7,328,328)
                                                                    ------------
56      Post-petition contributions/
        (distributions) or (draws)
                                                                    ------------
57      ________________________________________
                                                                    ------------
58      Market value adjustment
                                                                    ------------
59      TOTAL EQUITY (DEFICIT)                                      $  6,680,751
                                                                    ------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                         $  9,379,348
                                                                    ============

                              AUSPEX SYSTEMS, INC
                            PAYMENT TO PROFESSIONALS
                                  AUG 23, 2003


Cooley, Godward LLP              $188,443  Amortization of pre-petition payment

Regent Pacific                   $ 80,000  Paid in August for services rendered July and August

Fish & Richardson, PC            $  6,273  Not paid. Accrued pending approval by bankruptcy court.

                               AUSPEX SYSTEMS INC
                               OFFICERS SALARIES
                       POST-PETITION THROUGH AUG 23, 2003


                    Salary Paid       Expense Reports
                   Post petition       Post petition
                      to date             to date
Michael Worhach      $101,921             $5,285
Peter Simpson               *             $3,734
Dennis Dunnigan             *             $    0
                     --------             ------
  Totals             $101,921             $9,019

*     Compensation shown under management fees

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                     ACCOUNTS RECEIVABLE AND (NET) PAYABLE



                                         ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE        PAST DUE
RECEIVABLES AND PAYABLES AGINGS          [PRE AND POST PETITION]   [POST PETITION]    POST PETITION DEBT
-------------------------------          -----------------------   ---------------    ------------------
0 -30 Days                               $             8,602,000   $         76,743
                                         -----------------------   ----------------
31-60 Days                               $                     0
                                         -----------------------   ----------------
61-90 Days                               $                     0                      $                0
                                         -----------------------   ----------------   ------------------
91+ Days                                 $               332,203
                                         -----------------------   ----------------
Total accounts receivable/payable        $             8,934,203   $         76,743
                                         -----------------------   ================
Allowance for doubtful accounts          $               284,661
                                         -----------------------
Accounts receivable (net)                $             8,649,542
                                         =======================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD



TYPES AND AMOUNT OF INVENTORY(IES)

                                                                  INVENTORY(IES)
                                                                    BALANCE AT
                                                                   END OF MONTH
                                                                  --------------
Retail/Restaurants -
  Product for resale
                                                                  --------------
Distribution -
  Products for resale
                                                                  --------------
Manufacturer -
  Raw Materials                                                   $            0
                                                                  --------------
  Work-in-progress                                                $            0
                                                                  --------------
  Finished goods                                                  $            0
                                                                  --------------
Other - Explain
                                                                  --------------
__________________________________________________
__________________________________________________
TOTAL                                                             $            0
                                                                  ==============
METHOD OF INVENTORY CONTROL
Do you have a functioning perpetual inventory system?
                 Yes [x]   No [ ]

How often do you take a complete physical inventory?

  Weekly           [ ]
  Monthly          [ ]
  Quarterly        [x]
  Semi-annually    [ ]
  Annually         [ ]

Date of last physical inventory was                               4/18/2003 0:00
                                                                  --------------
Date of next physical inventory is                                Unknown
                                                                  --------------


COST OF GOODS SOLD

INVENTORY BEGINNING OF MONTH                                                   0
                                                                  --------------
Add -

  Net purchase
                                                                  --------------
  Direct labor
                                                                  --------------
  Manufacturing overhead                                          $            0
                                                                  --------------
  Freight in
                                                                  --------------
  Other:
                                                                  --------------
Write-off Inventory_________________________________________      $            0
                                                                  --------------
____________________________________________________________      $            0
                                                                  --------------
Less -

  Inventory End of Month                                          $            0
                                                                  --------------
  Shrinkage                                                       $            0
                                                                  --------------
  Personal Use
                                                                  --------------
Cost of Goods Sold                                                $            0
                                                                  ==============

INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory used.

Valuation methods -
  FIFO cost                 [ ]
  LIFO cost                 [ ]
  Lower of cost or market   [x]
  Retail method             [ ]
  Other                     [ ]
    Explain
____________________________________________________________
____________________________________________________________
____________________________________________________________

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                         COST         MARKET VALUE
                                                    ----         ------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------
Total                                                     $0               $0
                                                ============    ==============


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


Description                                         COST         MARKET VALUE
                                                    ----         ------------
Machinery & Equipment -

                                                          $0
-----------------------------------             ------------    --------------
                                                          $0
-----------------------------------             ------------    --------------
   Computer Hardware & Software                           $0             $0.00
-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------
   Total                                                  $0             $   0
                                                ============    ==============
Furniture & Fixtures -

   Desks, Chairs, Workbenches, etc                        $0             $0.00
-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------
   Total                                                  $0             $   0
                                                ============    ==============
Office Equipment -

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------
   Total                                                  $0             $   0
                                                ============    ==============
Leasehold Improvements -

                                                          $0             $0.00
-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------
   Total                                                  $0             $   0
                                                ============    ==============
Vehicles -

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------

-----------------------------------             ------------    --------------
   Total                                                  $0             $   0
                                                ============    ==============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                  (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                    0-30 DAYS     31-60 DAYS     61-90 DAYS      91+ DAYS        TOTAL
                                 ---------     ----------     ----------      --------        -----
FEDERAL
   Income Tax Withholding                $0                                                          $0
                               ------------   ------------   ------------   ------------   ------------
   FICA -- Employee                                                                                  $0
                               ------------   ------------   ------------   ------------   ------------
   FICA -- Employer                    $333                                                        $333
                               ------------   ------------   ------------   ------------   ------------
   Unemployment (FUTA)                                                                               $0
                               ------------   ------------   ------------   ------------   ------------
   Income                                                                                            $0
                               ------------   ------------   ------------   ------------   ------------
   Other (Attach List)                                                                               $0
                               ------------   ------------   ------------   ------------   ------------
TOTAL FEDERAL TAXES                    $333             $0             $0             $0           $333
                               ------------   ------------   ------------   ------------   ------------
STATE AND LOCAL
   Income Tax Withholding                                                                            $0
                               ------------   ------------   ------------   ------------   ------------
   Unemployment (UT)                                                                                 $0
                               ------------   ------------   ------------   ------------   ------------
   Disability Insurance (DI)                                                                         $0
                               ------------   ------------   ------------   ------------   ------------
   Empl. Training Tax (ETT)                                                                          $0
                               ------------   ------------   ------------   ------------   ------------
   Sales                                 $0                                                          $0
                               ------------   ------------   ------------   ------------   ------------
   Excise                                                                                            $0
                               ------------   ------------   ------------   ------------   ------------
   Real property                                                                                     $0
                               ------------   ------------   ------------   ------------   ------------
   Personal property                                                                                 $0
                               ------------   ------------   ------------   ------------   ------------
   Income                                                                                            $0
                               ------------   ------------   ------------   ------------   ------------
   Other (Attach List)                                                                               $0
                               ------------   ------------   ------------   ------------   ------------
TOTAL STATE & LOCAL TAXES                $0             $0             $0             $0             $0
                               ------------   ------------   ------------   ------------   ------------
TOTAL TAXES                            $333             $0             $0             $0           $333
                               ============   ============   ============   ============   ============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                     CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION --         AMOUNT        AMOUNT(b)
--------------------------------------------         -------       ---------
   Secured claims (a)
                                                   ------------   ------------
   Priority claims other than taxes
                                                   ------------   ------------
   Priority tax claims                                  $54,368        $54,368
                                                   ------------   ------------
   General unsecured claims                          $2,530,423     $2,530,423
                                                   ------------   ------------

(a)  List total amount of claims even if under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE G
                           RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1     ACCOUNT 2     ACCOUNT 3     ACCOUNT 4
                                          ---------     ---------     ---------     ---------
Bank
                                          ---------     ---------     ---------    ---------
Account Type
                                          ---------     ---------     ---------    ---------
Account No.
                                          ---------     ---------     ---------    ---------
Account Purpose
                                          ---------     ---------     ---------    ---------
Balance, End of Month
                                          ---------     ---------     ---------    ---------
Total Funds on Hand for all Accounts             $0
                                          =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/23/03



                                                                                Actual             Cumulative
                                                                             Current Month        (Case to Date)
                                                                             -------------        --------------
       CASH RECEIPTS
          1        Rent/Leases Collected
                                                                               -----------        -----------

          2        Cash Received from Sales                                    $    67,454        $ 1,259,845
                                                                               -----------        -----------
          3        Interest Received                                           $        75        $     1,460
                                                                               -----------        -----------
          4        A/R received from Cooley from asset sales                   $   303,000        $   653,000
                                                                               -----------        -----------
          5        Funds from Shareholders, Partners, or Other Insiders
                                                                               -----------        -----------
          6        Capital Contributions
                                                                               -----------        -----------

          7        Legal Retainer refunds                                      $         0        $   128,018
                                                                               -----------        -----------
          8        Employee contribution to Cobra                              $    14,649        $    43,406
                                                                               -----------        -----------
          9        Employee 401K                                               $         0        $     9,214
                                                                               -----------        -----------
         10        Misc Vendor Refund                                          $     6,568        $    15,207
                                                                               -----------        -----------
         11        DoveBid Auction Receipts                                    $   152,486        $   152,486
                                                                               -----------        -----------

         12         TOTAL CASH RECEIPTS                                        $   544,232        $ 2,262,636
                                                                               -----------        -----------

               CASH DISBURSEMENTS

         13        Payments for Inventory
                                                                               -----------        -----------
         14        Selling                                                     $         0
                                                                               -----------        -----------
         15        Administrative                                              $   185,990        $   552,933
                                                                               -----------        -----------
         16        Capital Expenditures
                                                                               -----------        -----------
         17        Principal Payments on Debt
                                                                               -----------        -----------
         18        Interest Paid
                                                                               -----------        -----------

             Rent/Lease:

         19         Personal Property
                                                                               -----------        -----------
         20         Real Property                                              $         0        $   409,499
                                                                               -----------        -----------
              Amount Paid to Owner(s)/Officer(s)

         21         Salaries                                                   $         0        $   103,844
                                                                               -----------        -----------
         22         Draws
                                                                               -----------        -----------
         23         Commissions/Royalties                                      $         0        $     9,865
                                                                               -----------        -----------
         24         Expense Reimbursements                                     $         0        $    14,706
                                                                               -----------        -----------
         25         Other
                                                                               -----------        -----------
         26        Salaries/Commissions (less employee withholding)            $    49,405        $   788,801
                                                                               -----------        -----------
         27        Management Fees
                                                                               -----------        -----------
                   Taxes:

         28         Employee Withholding                                       $         0
                                                                               -----------        -----------
         29         Employer Payroll Taxes                                     $         0        $    48,930
                                                                               -----------        -----------
         30         Real Property Taxes
                                                                               -----------        -----------
         31         Other Taxes                                                $     3,300        $    23,588
                                                                               -----------        -----------
         32        Other Cash Outflows:

         33         401K Payment                                               $         0        $     9,206
                                                                               -----------        -----------
         34         Flexible benefits                                          $     3,053        $    12,441
                                                                               -----------        -----------
         35         Bank Fees                                                  $         0        $     4,102
                                                                               -----------        -----------
         36         Glass house post 6/20/03 A/R Receipts                      $    32,196        $   229,292
                                                                               -----------        -----------
         37         Regent Pacific                                             $    80,000        $    80,000
                                                                               -----------        -----------

         38         TOTAL CASH DISBURSEMENTS:                                  $   353,944        $ 2,287,207
                                                                               -----------        -----------
         39        NET INCREASE (DECREASE) IN CASH                             $   190,288        ($   24,571)
                                                                               -----------        -----------

         40        CASH BALANCE, BEGINNING OF PERIOD                           $   120,141        $   335,000
                                                                               -----------        -----------

         41        CASH BALANCE, END OF PERIOD                                 $   310,429        $   310,429
                                                                               ===========        ===========


                             STATEMENT OF CASH FLOWS
                     (OPTIONAL) INCREASE/(DECREASE) IN CASH
                              AND CASH EQUIVALENTS
                         FOR THE MONTH ENDED


                                                                            ACTUAL              CUMULATIVE
      CASH FLOWS FROM OPERATING ACTIVITIES                              CURRENT MONTH          (CASE TO DATE)
                                                                       ------------------   ------------------
1     Cash Received from Sales
                                                                       ------------------   ------------------
2     Rent/Leases Collected
                                                                       ------------------   ------------------
3     Interest Received
                                                                       ------------------   ------------------
4     Cash Paid to Suppliers
                                                                       ------------------   ------------------
5     Cash Paid for Selling Expenses
                                                                       ------------------   ------------------
6     Cash Paid for Administrative Expenses
                                                                       ------------------   ------------------
      Cash Paid for Rents/Leases:

7      Personal Property
                                                                       ------------------   ------------------
8      Real Property
                                                                       ------------------   ------------------
9     Cash Paid for Interest
                                                                       ------------------   ------------------
10    Cash Paid for Net Payroll and Benefits
                                                                       ------------------   ------------------
      Cash Paid to Owner(s)/Officer(s)

11     Salaries
                                                                       ------------------   ------------------
12     Draws
                                                                       ------------------   ------------------
13     Commissions/Royalties
                                                                       ------------------   ------------------
14     Expense Reimbursements
                                                                       ------------------   ------------------
15       Other
                                                                       ------------------   ------------------
       Cash Paid for Taxes Paid/Deposited to Tax Acct.

16     Employer Payroll Tax
                                                                       ------------------   ------------------
17     Employee Withholdings
                                                                       ------------------   ------------------
18     Real Property Taxes
                                                                       ------------------   ------------------
19     Other Taxes
                                                                       ------------------   ------------------
20    Cash Paid for General Expenses
                                                                       ------------------   ------------------
21
      ------------------------------------------------------------     ------------------   ------------------
22
      ------------------------------------------------------------     ------------------   ------------------
23
      ------------------------------------------------------------     ------------------   ------------------
24
      ------------------------------------------------------------     ------------------   ------------------
25
      ------------------------------------------------------------     ------------------   ------------------
26
      ------------------------------------------------------------     ------------------   ------------------

27      NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE                        $0                   $0
        REORGANIZATION ITEMS                                           ------------------   ------------------

       CASH FLOWS FROM REORGANIZATION ITEMS

28     Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                       ------------------   ------------------
29     Professional Fees Paid for Services in Connection with Chp 11
       Case                                                            ------------------   ------------------

30     U.S. Trustee Quarterly Fees
                                                                       ------------------   ------------------
31
      ------------------------------------------------------------     ------------------   ------------------

32      NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                               $0                   $0
                                                                       ------------------   ------------------

33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND
      REORGANIZATION ITEMS                                                             $0                   $0
                                                                       ------------------   ------------------

      CASH FLOWS FROM INVESTING ACTIVITIES

34     Capital Expenditures
                                                                       ------------------   ------------------
35     Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                       ------------------   ------------------
36
      ------------------------------------------------------------     ------------------   ------------------

37      NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                               $0                   $0
                                                                       ------------------   ------------------
      CASH FLOWS FROM FINANCING ACTIVITIES

38     Net Borrowings (Except Insiders)
                                                                       ------------------   ------------------
39     Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                       ------------------   ------------------
40     Capital Contributions
                                                                       ------------------   ------------------
41    Principal Payments
                                                                       ------------------   ------------------
42
       ------------------------------------------------------------    ------------------   ------------------

43      NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                               $0                   $0
                                                                       ------------------   ------------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                             $0                   $0
                                                                       ------------------   ------------------

45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
                                                                       ------------------   ------------------

46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                        $0                   $0
                                                                       ==================   ==================